UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway San Jose, California		95119
(Address of Principal Executive Offices)		(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 15, 2019, Western Digital Corporation (“Western Digital”) entered into a K1 Facility Agreement (the “K1 Agreement”) by and among Western Digital, SanDisk LLC, SanDisk (Cayman) Limited, SanDisk (Ireland) Limited, SanDisk Flash B.V., Flash Partners, Ltd. (“FPL”), Flash Alliance, Ltd. (“FAL”), Flash Forward Ltd. (“FFL,” together with FPL and FAL, the “Joint Ventures”), Toshiba Memory Corporation (“TMC”) and a wholly owned subsidiary of TMC, Toshiba Memory Corporation Iwate (together with TMC, “Toshiba Memory”), setting forth their agreement regarding the construction and operation of a new 300-millimeter wafer fabrication facility in Kitakami, Iwate, Japan, referred to as “K1.” The primary purpose of K1 is to provide cleanroom space to continue the parties’ transition of existing production capacity of flash-based memory wafers to newer flash technology nodes. The K1 Agreement establishes terms for the production of flash-based memory wafers at K1 and amends the existing agreements governing the Joint Ventures, which have historically been based solely in Yokkaichi, Japan, to provide for their use of K1.

Toshiba Memory owns and is funding the construction of K1. The shell is being built in one phase, and the cleanroom is being built in four phases of substantially similar size. Equipment installation for a small initial production line in the first phase of the cleanroom is scheduled to begin in June 2019. Output from the initial production line is expected in the first half of calendar year 2020. Meaningful output from K1 is not expected to begin until the second half of calendar year 2020.

Under the K1 Agreement, Western Digital is committed to fund 50% of K1’s start-up costs, as well as 50% of the initial production line at K1. Western Digital’s share of the initial commitment is expected to result in equipment investments, relocation costs and start-up costs totaling approximately $660 million, to be incurred primarily through the first half of calendar year 2020. Western Digital is also required under the K1 Agreement to prepay an aggregate of approximately $360 million over a 3-year period beginning in the second half of calendar 2019 toward K1 building depreciation, to be credited against future wafer charges. Western Digital expects to fund its portion of the initial commitment and building depreciation prepayments with cash as well as through other financing sources. Beyond the initial commitment, each of TMC and Western Digital has some flexibility as to the extent and timing of its participation in any capacity transitions or expansions using K1. As long as Western Digital maintains a relatively low threshold of the K1 capacity (through the Joint Ventures), Western Digital will benefit from equal wafer costs with Toshiba Memory. If and for so long as Western Digital’s share of the K1 capacity falls below that threshold, Western Digital will be responsible for bearing fixed costs associated with K1’s operations at that threshold.

The K1 Agreement provides that FFL will be the primary vehicle for joint investment at K1. Accordingly, in connection with their entry into the K1 Agreement, the parties have also agreed to extend the term of FFL to December 31, 2034 for purposes of K1 and to restructure the Joint Ventures’ operations such that FPL and FAL will be the primary vehicles for joint investments at the Yokkaichi facility going forward.

In connection with the K1 Agreement, the parties have also agreed to (i) extend their joint research and development activities at the Yokkaichi facility to K1 and (ii) mutually contribute to, and indemnify each other and the Joint Ventures for, certain potential environmental remediation costs or liabilities resulting from K1’s operations.

The foregoing description of the K1 Agreement is not intended to be complete and is qualified in its entirety by reference to the text of this agreement, which Western Digital intends to file as an exhibit to its Annual Report on Form 10-K for the fiscal year ending June 28, 2019.

Forward-Looking Statements

This report contains certain forward-looking statements, including expectations relating to the uses of K1, construction, equipment installation and output schedules, amounts and timing of investments, start-up costs and other payments and financial sources for those payments, the use and extension of FFL at K1 and restructuring of operations at the Yokkaichi facility, that are based on current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include among others: general business and economic conditions; construction, installation, production and technology transition difficulties or delays; availability of cash or other financing sources; failure to manage risks associated with the Joint Ventures and Western Digital’s strategic partnership with Toshiba Memory; or the other risks detailed from time-to-time in Western Digital’s Securities and Exchange Commission filings and reports, including, but not limited to, its most recent Quarterly Report on Form 10-Q. Western Digital does not intend to update the information contained in this report.

Item 7.01	Regulation FD Disclosure.

Western Digital and TMC issued a joint press release on May 16, 2019 announcing their agreement to jointly invest in K1. The press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Western Digital Corporation and Toshiba Memory Corporation on May 16, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation
(Registrant)

By:	/s/ Michael C. Ray
Michael C. Ray
Executive Vice President, Chief Legal Officer and Secretary

Date: May 16, 2019